UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2011

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 5, 2011, the Company, through the Operating Partnership, completed the acquisition of Gilroy Crossing Shopping Center (“Gilroy Crossing”), a 473,640 square foot retail shopping center (of which 325,431 square feet are owned) located in Gilroy, California. Major tenants include Target (not owned), Kohl’s, Sports Authority, Ross Dress For Less, Bed Bath & Beyond, Michael’s and PetSmart.

The Company funded the purchase price for Gilroy Crossing with a $48.4 million mortgage, and borrowings under its unsecured line of credit. The mortgage was entered into in connection with the closing of Gilroy Crossing by a subsidiary of the Operating Partnership. The mortgage bears interest at a rate of 5.01% and matures on October 11, 2014. It may be extended at the Company’s option if it meets customary conditions precedent. The mortgage may be prepaid at any time, subject to a prepayment penalty of 1.0% of the principal amount being prepaid.

The foregoing description of the property acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 6, 2011, the Company issued a press release announcing the acquisition of Gilroy. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(b) Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between Lakha Properties – Gilroy LLC and Excel Trust, L.P. dated December 9, 2010. (Gilroy Crossing)

99.1	Press Release issued by Excel Trust, Inc. on April 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2011

EXCEL TRUST, INC.

By:	/S/ S. ERIC OTTESEN
S. Eric Ottesen
General Counsel

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions between Lakha Properties – Gilroy LLC and Excel Trust, L.P. dated December 9, 2011. (Gilroy Crossing)

99.1	Press Release issued by Excel Trust, Inc. on April 6, 2011.